SUMMARYPROSPECTUS		Calvert Signature Strategies™
January 31, 2011

CALVERT CAPITAL ACCUMULATION FUND
Class (Ticker): A (CCAFX)	B (CWCBX)	C (CCACX)	Y (CCAYX)

Link to Prospectus (Table of Contents)

Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (the “SAI”), both dated January 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert non-money market mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 84 and “Reduced Sales Charges” on page 88 of the Fund’s Prospectus, and under “Method of Distribution” on page 42 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum sales charge (load) on	4.75%	None	None	None
purchases (as a % of offering price)

Maximum deferred sales charge	None	5.00%	1.00%	None
(load) (as a % of amount
purchased or redeemed,
whichever is lower) [1]
Redemption fee (as a % of amount	2.00%	2.00%	2.00%	2.00%
redeemed or exchanged within 30
days of purchase)

Annual Fund Operating Expenses2 (expenses that you pay each year as a % of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.90%	0.90%	0.90%	0.90%
Distribution and service	0.25%[3]	1.00%	1.00%	None
(12b-1) fees
Other expenses	0.46%	1.09%	0.57%	0.45%
Total annual fund operating	1.61%	2.99%	2.47%	1.35%
expenses
Less fee waiver and/or expense	(0.02%)	—	—	—
reimbursement [4]
Net expenses	1.59%	—	—	—

1     The contingent deferred sales charge reduces over time.

2     Total annual fund operating expenses are restated to reflect other expense estimates for the current fiscal year rather than the fees in effect during the previous fiscal year.

3     Distribution and service (12b-1) fees are restated to reflect current fiscal year fees rather than the fees in effect during the previous fiscal year.

4     Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 1.59% for Class A, 2.59% for Class C and 1.44% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•          you invest $10,000 in the Fund for the time periods indicated and then either sell or hold your shares at the end of those periods;

•          your investment has a 5% return each year;

•          the Fund’s operating expenses remain the same; and

•          any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number
of Years
Investment		Class B		Class C
is Held	Class A	Sold	Held	Sold	Held	Class Y
1	$629	$802	$302	$350	$250	$137
3	$955	$1,324	$924	$770	$770	$428
5	$1,306	$1,772	$1,572	$1,316	$1,316	$739
10	$2,292	$2,983	$2,983	$2,806	$2,806	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of its portfolio’s average value.

SUMMARY PROSPECTUS JANUARY 31, 2011 1

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in the common stocks of mid-size U.S. companies. The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index ($237 million to $21.8 billion as of December 31, 2010). The Russell Midcap Growth Index is reconstituted annually. The Fund normally seeks to have a weighted average market capitalization between $2 billion and $12 billion.

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price. The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund is non-diversified.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

Sustainable and Socially Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund, and gains or losses on a single stock may have greater impact on the Fund.

Management Risk. Individual stocks in the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market may fall in value, causing the prices of stocks held by the Fund to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

Valuation Risk. A stock judged to be undervalued by the Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Performance results for Class Y shares prior to 1/31/11 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

SUMMARY PROSPECTUS JANUARY 31, 2011 2

Calendar Year Total Returns for Class A at NAV

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	12/31/01	22.34%
Worst Quarter (of periods shown)	12/31/08	-25.22%

The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as
of 12/31/10) (with maximum sales
charge deducted, if any)	1 year	5 years	10 years
Class A:
Return before taxes	23.83%	3.44%	0.36%
Return after taxes on distributions	23.83%	3.39%	0.34%
Return after taxes on distributions	15.49%	2.95%	0.31%
and sale of Fund shares
Class B	23.58%	3.25%	-0.09%
Class C	27.97%	3.63%	0.04%
Class Y	30.02%	4.45%	0.86%
Russell Midcap Growth Index	26.38%	4.88%	3.12%
Lipper Mid-Cap Growth Funds Avg.	25.87%	4.67%	3.01%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (named Calvert Asset Management Company, Inc. prior to 4/30/11) Investment Subadvisor. New Amsterdam Partners LLC (“New Amsterdam”)

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Michelle Clayman,	Managing Partner,	Since September 2005
CFA	Chief Investment
Officer, New
Amsterdam
Nathaniel Paull, CFA	Partner, Senior	Since September 2005
Portfolio Manager,
New Amsterdam

BUYING AND SELLING SHARES

Class B shares of the Fund are not offered for new purchases, as described under “Choosing a Share Class” on page 84 of the Fund’s Prospectus.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250

For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

The Fund may waive investment minimums and applicable service fees for certain investors.

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip): By Registered, Certified or Overnight Mail:	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739 Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1807

SUMMARY PROSPECTUS JANUARY 31, 2011 3

To Sell Shares By Telephone By Mail	Call 800-368-2745 Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries.
Class Y purchases must be made by bankwire or via the National
Securities Clearing Corporation. For additional information, call
800-368-2746.

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any divi-
dends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL
INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermedi-
ary and your salesperson to recommend the Fund over another
investment. Ask your salesperson or visit your financial interme-
diary’s Web site for more information.

Investment Company Act file:
No. 811- 06563 Calvert World Values Fund, Inc.

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)
SUMMARY PROSPECTUS JANUARY 31, 2011 4